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                                                                    EXHIBIT 23.1


INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in the Registration Statements No. 333-89669, 333-89687, 333-80615, 333-72833, 333-35861, and 333-13231 on
Form S-3 and No. 333-34596, 333-92597, and 333-04589 on Form S-8, as amended, of StarBase Corporation of our report dated June 27, 2000, appearing in the Annual Report on Form 10-K of StarBase Corporation for the year ended
March 31, 2000.


DELOITTE & TOUCHE LLP


Costa Mesa, California
June 27, 2000